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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15 (d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 28, 1997


                            CASCO INTERNATIONAL, INC.
                           (formerly CA Short Company)
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                         Commission File Number 0-21717


          Incorporated - Delaware IRS Identification Number 56-0526145


            4205 East Dixon Boulevard, Shelby, North Carolina 28150

       Registrant's telephone number, including area code (704) 482-9591





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ITEM 5.  OTHER EVENTS

         Effective July 28, 1997, the Company changed its name from CA Short Company to CASCO INTERNATIONAL, INC. The Company intends to continue to conduct its operations under the CA Short Company trade name.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired
                  Not Applicable

         (b)      Pro Forma Financial Information
                  Not Applicable






                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CA Short Company

Date: August 20, 1997
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                                                  /s/ Jeffrey A. Ross
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                                                 Jeffrey A. Ross, CFO